780 NORTH WATER STREET
                                                        MILWAUKEE, WI 53202-3590
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                                                                   www.gklaw.com

                                                            GODFREY & KAHN, S.C.
                                                                       MILWAUKEE
                                                                        APPLETON
                                                                       GREEN BAY
                                                                        WAUKESHA

                                                       LAFOLLETTE GODFREY & KAHN
                                                                         MADISON

                  GODFREY & KAHN IS A MEMBER OF TERRALEX(R), A WORLDWIDE NETWORK
                                                       OF INDEPENDENT LAW FIRMS.

                                                  September 25, 2001


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

         RE:      Strong International Equity Funds, Inc.

Gentlemen:

     We represent the Strong International Equity Funds, Inc. (the "Company"), in connection with its filing of Post-Effective Amendment No. 23 (the "Post-Effective Amendment") to the Company's Registration Statement (Registration Nos. 33-45108 and 811-6524) on Form N1-A under the Securities Act of 1933 and the Investment Company Act of 1940. This Post-Effective Amendment is being filed pursuant to Rule 485(b) under the Securities Act of 1933.

     We have reviewed the Post-Effective Amendment and in accordance with Rule 485(b)(4) of the Securities Act of 1933 and hereby represent that the Post-Effective Amendment does not contain disclosures which would render it ineligible to become effective pursuant to Rule 485(b).

     We consent to the use of this letter in the Post-Effective Amendment.



                                                        Very truly yours,

                                                        GODFREY & KAHN, S.C.



                                                        /s/ Steven J. Fredricks

                                                        Steven J. Fredricks


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